UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, PA		16066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2012, the Board of Directors of the Company amended Section 1.07 of the Bylaws of the Company to clarify the voting tabulation for certain corporate actions to be taken by the vote of the shareholders of the Company. A copy of the Bylaws of the Company as amended to February 17, 2012 and including the change to Section 1.07 is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description

3.1	Bylaws of the Company as amended to February 17, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY

By:	/s/ Douglas K. McClaine
Douglas K. McClaine
Vice President, General Counsel and Secretary

Date: February 24, 2012

EXHIBIT INDEX

Number	Description	Method of Filing

3.1	Bylaws of the Company as amended to February 17, 2012	Filed herewith